UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

Form 8-K
_____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): July 27, 2017

FIRST MID-ILLINOIS BANCSHARES, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-13368	37-1103704
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1421 CHARLESTON AVENUE, MATTOON, IL 61938
(Address of Principal Executive Offices) (Zip Code)

(217) 234-7454
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company [   ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

Item 2.02. Results of Operations and Financial Condition.

On July 27, 2017, First Mid-Illinois Bancshares, Inc. (the "Company") issued a press release to report its results of operations and financial condition as of and for the quarter and year-to-date ended June 30, 2017.  A copy of this press release is included in Exhibit 99.1 to this Form 8-K and incorporated into this item 2.02 by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit

Number               Description

99.1                        Press Release of the Company, dated July 27, 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST MID-ILLINOIS BANCSHARES, INC.

Date: July 27, 2017	By:	/s/ Joseph R. Dively
Joseph R. Dively
Chairman and Chief Executive Officer